40th Annual J.P. Morgan Healthcare Conference Chris Barry Chief Executive Officer January 12, 2022 ©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Exhibit 99.1

©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Forward-looking statements NuVasive, Inc. (“NuVasive,” “NUVA” or the “Company”) cautions you that statements included in this presentation that are not a description of historical facts are forward‐looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the Company’s results to differ materially from historical results or those expressed or implied by such forward‐looking statements. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations for 2021 financial performance and longer‐term financial and business goals. The potential risks and uncertainties which contribute to the uncertain nature of these statements include, but are not limited to: the risk that NuVasive’s financial guidance and expectations may turn out to be inaccurate because of the preliminary nature of the Company’s forecasts and projections; the risk of further adjustment to financial results or future financial expectations; unanticipated difficulty in selling products, generating revenue or producing expected growth and profitability; the impact of the COVID-19 pandemic on the Company’s business and financial results; the Company’s ability to maintain operations to support its customers and patients in the near-term and to capitalize on future growth opportunities; risks associated with acceptance of the Company’s surgical products and procedures by spine surgeons and hospitals; development and acceptance of new products or product enhancements; clinical and statistical verification of the benefits achieved via the use of NuVasive’s products; the Company’s ability to adequately manage inventory as it continues to release new products; the Company’s ability to recruit and retain management and key personnel; and the other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. The forward‐looking statements contained herein are based on the current expectations and assumptions of NuVasive and not on historical facts. NuVasive assumes no obligation to update any forward‐looking statement to reflect events or circumstances arising after the date on which it was made.

Strong foundation for growth ©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved.

Back pain is a global problem ©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved. #1 Back pain is the primary cause of disability in the U.S. $560 billion+ Annual treatment and productivity costs in the U.S. 1.4 billion Global population 60 years and older – expected to double by 2050 540 million Lower back pain affects 1 in 10 people globally Sources: World Health Organization, Ageing and Health, 2021; Global Burden of Disease Study 2010, Lancet, 2012, Al Mazroa, Mohammad A., Taimela S, Kujala U; Buchbinder R, et al, Lancet, 2018; National Institutes of Health, Prevalence of Chronic Pain and High-impact Chronic pain Among Adults, U.S., 2016; Institute of Medicine, Relieving Pain in America, Washington D.C. National Academies Press, 2011; company estimates.

Less invasive spine surgery improves outcomes



Clinical outcomes	Less blood loss *Up to ~90% reduction*
	Less anesthetic time *Due to reduced operative time*
Operational outcomes	Reduced operative time *~15% reduction*
	Shorter length of stay *~>50% reduction*
Financial outcomes	Hospital cost savings *~10% reduction*
	OR optimization *~20% increase in case volume*

Lehmen JA, Gerber EJ. MIS lateral spine surgery: a systematic literature review of complications, outcomes, and economics. *Eur Spine J* 2015;24(Suppl 3):S287-313
Sembrano JN, Tohmeh A, Isaacs R, et al. Two-year comparative outcomes of MIS lateral and MIS transforaminal interbody fusion in the treatment of degenerative spondylolisthesis: part I: clinical findings. *Spine* 2016;41(8 Suppl):S123-32
Lucio JC, VanConia RB, DeLuzio KJ, et al. Economics of less invasive spinal surgery: an analysis of hospital cost differences between open and minimally invasive instrumented spinal fusion procedures during the perioperative period. *Risk Manag Healthc Policy* 2012;5:65-74
Rodgers WB, Gerber EJ, Rodgers JAK. MIS v open spine surgery: The impact on a surgeon's efficiency. Society of Lateral Access Surgery (SOLAS) 2010 annual meeting. San Diego, CA; company estimates.

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©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved.

NUVASIVE

NuVasive's procedural approach influences surgeon choice

STEP 1—World-class procedures
Comprehensive procedures that integrate access, interbodies, fixation and biologics—designed to work together to enable better clinical outcomes

STEP 2—Integrate enabling technology
Integrate procedures with enabling technology to improve OR workflow and optimize the intraoperative, technology experience

STEP 3—Improve spine care
Build-out spine care pathways from back pain to new life—pre-operative to post-operative care

Procedures


Access
Interbodies
Fixation
Biologics

Procedures + enabling technology



Procedures + enabling technology + spine care



Evolving our influence on surgeon choice through procedures, enabling technology and pre- to post-operative spine care

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©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved.
NUVASIVE

©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Uniquely positioned with multiple growth drivers in 2022 Continue leadership in less invasive spine surgery Increase share in large, underpenetrated segments Drive growth from strong, diverse procedural pipeline including integration with enabling technology and robotics Expand international business

Strongest pipeline and portfolio in spine ©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Strong innovation pipeline and product portfolio

Anterior spine surgery

X360 system advances anterior presence in $900M+ global opportunity

Advance anterior spine surgery with new product introductions

- Launched Modulus® ALIF in 2021—now market leader in ALIF
- Integrate the Pulse platform and the X360 portfolio
- Expand Advanced Materials Science™ (AMS) portfolio to MOD-EX™ XLIF expandable interbody—expected to launch in 2022

Extend lateral market leadership

- First and only synthetic biologic to receive 510(k) clearance for use with thoracolumbar interbody systems with Attrax® Putty
- Continued commercialization of XLIF® Prone
- Increased surgeon training and education programs at West and East Coast Experience Centers

Modulus ALIF
Launched in 2021



Attrax Putty
FDA clearance for expanded indications for use



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©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved.
NUVASIVE

©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Posterior spine surgery MAS® TLIF and AMS portfolio lead offering in $1.6B+ global opportunity Increase TLIF share Target competitive surgeons with leading portfolio Launch navigated instrumentation for enabling technology integration Continued commercialization of Cohere® and Modulus TLIF Pulse platform integration to drive posterior procedure adoption Drive adoption of MAS Midline Leverage access, biologics, fixation and AMS portfolio to drive comprehensive procedure offering Pursue ASC opportunities with published clinical research and data collection Cohere TLIF-O Launched in Q3 2021 Cohere TLIF-A Launched in Q4 2021

Cervical spine surgery

Most innovative portfolio to target $2.6B+ global opportunity

Increase share with Simplify® Cervical Disc in cTDR segment

- Most clinically effective technology in the cTDR procedure segment
- Received FDA approval in April 2021 for 2-level use
- Trained more than 200 surgeons in 2021

Grow segment with Anterior Cervical Plating (ACP) system

- Includes thinnest plate commercially available
- Customizable interbody portfolio with Modulus Cervical and Cohere Cervical

Launch posterior cervical system with Reline® Cervical

- Designed for efficiency and easy of use
- Integrates with current NuVasive Reline posterior fixation system

Simplify Cervical Disc
Acquired in Q1 2021



NuVasive ACP system
Launched in Q4 2020



Data on file. Based on review of publicly available materials.
NuVasive ACP system incorporates technology developed by Gary K. Michelson, M.D.

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©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved.

NUVASIVE

Utility in 100% of spine cases Address more clinical challenges Improve OR efficiency 3D Navigation Radiation reduction Intraoperative monitoring Rod bending Integrated imaging Global alignment Wireless, multi-user control Enabling technology Pulse applications include: ©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Pulse® platform targeting the emerging and growing global market opportunity

An extensible platform for the future of spine care 3D navigation for fixation Intraoperative monitoring Global alignment Rod bending Radiation reduction C-arm efficiency tools Integrated imaging Wireless control Disc prep navigation Interbody navigation 2D navigation Robotics Pre-op planning Third party applications ©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved.

A leader in spine, specialized orthopedics and IONM services

Spine


Interbodies
Cohere
Modulus
Biologics
Osteocel®
Attrax
Propel™
Patient
1
2
3
4
5
Access
Maxcess®
Fixation
Reline
Enabling technologies
Pulse platform

Specialized orthopedics

Complex reconstruction

Precice® system



IONM services

NuVasive Clinical Services™



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©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved.

NUVASIVE

©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Financials and key takeaways

©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved. New growth catalysts with diverse product portfolio in core spine, cervical and enabling technology fueling U.S. growth Large international business with above spine market growth opportunity Capitalized for growth $706 $823 $840 $886 $932 $817 $105 $139 $186 $215 $236 $234 $811 $962 $1,027 $1,102 $1,168 $1,051 2015 2016 2017 2018 2019 2020 U.S. International Net sales (in millions) Growth driven by innovation 2021E* $1,132 - $1,142 *Represents 2021 net sales guidance range provided November 9, 2021.

Capital allocation strategy Innovation M&A Capital expenditures Share repurchases Continued investment to fuel competitive advantage Differentiated technology, advanced capabilities and geographic expansion Procedural assets and company infrastructure Authorized to repurchase up to $100M of common stock through 2022 ©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved.

©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved. Value creation tailwinds for 2022 Continue leadership in less invasive spine surgery Increase share in large, underpenetrated segments Drive growth from strong, diverse procedural pipeline including integration with enabling technology and robotics Expand international business

Change a patient’s life every minute ©2022. NuVasive, Inc. or one of its subsidiaries. All rights reserved.